MET INVESTORS SERIES TRUST

SUPPLEMENT DATED JANUARY 12, 2017

TO THE

PROSPECTUS DATED MAY 1, 2016, AS SUPPLEMENTED

SSGA GROWTH AND INCOME ETF PORTFOLIO

SSGA GROWTH ETF PORTFOLIO

Effective immediately, Daniel P. Farley no longer serves as a Portfolio Manager of the SSGA Growth and Income ETF Portfolio and SSGA Growth ETF Portfolio (each a “Portfolio” and, together, the “Portfolios”), each a series of Met Investors Series Trust. The following changes are made to the prospectus of each Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

Timothy J. Furbush, CFA, CMT, a Vice President of SSGA FM and a Senior Portfolio Manager in SSGA’s Investment Solutions Group (“ISG”), and Michael Martel, a Managing Director of SSGA FM and Head of Portfolio Management-Americas for the ISG, have managed the Portfolio since 2010 and 2014, respectively.

In the section entitled “Additional Information About Management,” the sixth paragraph in the subsection entitled “The Subadviser” is deleted in its entirety and the fifth paragraph is deleted in its entirety and replaced with the following:

The Portfolio is managed by SSGA’s ISG. Key professionals primarily involved in the day-to-day portfolio management for the Portfolio include Timothy J. Furbush, CFA, CMT, and Michael Martel.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE